UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Templeton Global Income Fund

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Templeton Global Income Fund

September 20, 2023

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Templeton Global Income Fund (the “Fund”) to be held on October 25, 2023 at 12:00 p.m., Eastern Time. You will be able to participate in the Special Meeting and vote by visiting www.virtualshareholdermeeting.com/GIM2023SM.

At the Special Meeting, shareholders of the Fund (“Shareholders”) will vote on a proposal to approve a new investment management agreement between the Fund and Saba Capital Management, L.P. (“Saba” and such new investment management agreement, the “New Management Agreement”). If approved, the New Management Agreement will replace the current amended and restated investment management agreement, dated June 1, 2014, as amended on May 13, 2020, between the Fund and Franklin Advisers, Inc. (“Franklin”), the Fund’s current investment adviser, (the “Existing Management Agreement”). The Board of Trustees of the Fund (the “Board”), with the trustees of the Board affiliated with Saba having recused themselves (the “Unaffiliated Board”), recommended the selection of Saba as the Fund’s investment manager as a result of a request for proposal (“RFP”) process undertaken by a special committee, consisting solely of independent trustees who have no affiliation with Franklin or Saba (the “Special Committee”), established by the Board.

At a meeting of the Board held on August 14, 2023, the Unaffiliated Board, including all of the trustees of the Board who are not “interested persons” of the Fund as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act” and such trustees, the “Non-interested Trustees”), after careful consideration and upon the recommendation of the Special Committee, determined to select Saba to serve as the investment manager of the Fund and to assume responsibility for providing the investment management services that are currently provided to the Fund by Franklin (the “Adviser Transition”), and to approve the New Management Agreement in connection with such Adviser Transition. The New Management Agreement must also be approved by Shareholders to become effective.

As described in the accompanying Proxy Statement, while certain terms of the New Management Agreement differ from the terms of the Existing Management Agreement in certain respects, there will be no change in investment management fees payable by the Fund under the New Management Agreement. Upon the effective date of the New Management Agreement, all investment management and administrative services will no longer be provided by Franklin or Franklin Templeton Services, LLC, the Fund’s current administrator. The Fund expects, at its expense, to retain a third-party independent administrator to provide administrative services to the Fund.

The Unaffiliated Board, including all of the Non-interested Trustees, has approved the New Management Agreement and believes it to be in the best interests of the Fund and its Shareholders. Subject to obtaining approval by Shareholders of the New Management Agreement, and to the satisfaction of various other conditions that are described in the enclosed Proxy Statement, it is expected that the Adviser Transition will be effected on the date the New Management Agreement becomes effective. This proposal is explained more fully in the accompanying Proxy Statement. In addition, Shareholders are being asked to make the Fund’s investment objective and principal investment strategy a non-fundamental policy in order to provide the Fund with greater investment flexibility subsequent to the Adviser Transition.

Following the completion of the Adviser Transition, the Fund’s name will change to “Saba Capital Income & Opportunities Fund II”. The common shares of the Fund will continue to be listed on the New York Stock Exchange, although the ticker symbol will change upon the change in the name of the Fund to “SABA”. Further details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the Special Meeting. If you are unable to attend the Special Meeting virtually, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the Internet. Your vote is important.

Sincerely yours,
Garry Khasidy
Chairperson of the Special Committee and Trustee on the Board

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to Be Held on OCTOBER 25, 2023.

This Proxy Statement and Notice of the Special Meeting of Shareholders are

available at: www.proxyvote.com

The following information applicable to the Special Meeting may be found in the Proxy Statement and accompanying proxy card:

•	The date, time and location of the Special Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the Special Meeting and voting.

Templeton Global Income Fund

September 20, 2023

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 25, 2023

To the Shareholders of Templeton Global Income Fund:

The Special Meeting of Shareholders (the “Special Meeting”) of Templeton Global Income Fund (the “Fund”) will be held on October 25, 2023 at 12:00 p.m., Eastern Time for the following purposes:

1.	To approve the New Management Agreement (as defined below) between the Fund and Saba Capital Management, L.P.;

2.	To make the Fund’s investment objective non-fundamental; and

3.	To remove the Fund’s fundamental policy mandating that at least 65% of the Fund’s total assets be invested in at least three countries and in various types of debt instruments.

You will be able to participate in the Special Meeting and vote by visiting www.virtualshareholdermeeting.com/GIM2023SM. Prior to the Special Meeting you will be able to vote electronically at www.proxyvote.com.

THE UNAFFILIATED BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Each proposal is discussed in greater detail in the enclosed Proxy Statement. You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of the Fund (“Shareholder”) of record at the close of business on September 15, 2023. Whether or not you expect to attend the Special Meeting virtually, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website as indicated on the proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Fund.

By Order of the Board of Trustees,

Garry Khasidy
Chairperson of the Special Committee and Trustee on the Board

September 20, 2023

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the Internet. Even if you vote your shares prior to the Special Meeting, you still may attend the meeting virtually and vote your shares.

If you have any questions about the Special Meeting or any of the proposals after reading the accompanying Proxy Statement, please contact our proxy solicitor, Campaign Management, LLC:

Strategic Shareholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q1: Why did you send me this Proxy Statement?

A:

The Fund sent you this Proxy Statement and the enclosed proxy card because the Board of Trustees of the Fund (the “Board”), excluding the trustees affiliated with Saba (the “Unaffiliated Board”), is soliciting your proxy to vote at the Special Meeting. The Special Meeting will be held on October 25, 2023 at 12 p.m., Eastern Time. You will be able to participate in the Special Meeting and vote by visiting www.virtualshareholdermeeting.com/GIM2023SM.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. You may simply complete, sign, and return the enclosed proxy card, submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or vote your shares through the Internet, as indicated on the proxy card.

As of September 15, 2023, the date for determining Shareholders entitled to vote at the Special Meeting (the “Record Date”), there were 102,746,371 of the Fund’s common shares of beneficial interest. If you owned shares on the Record Date, you are entitled to one vote for each whole share you owned as of that date, and any fractional share shall be entitled to a proportionate fractional vote. The Fund began mailing this Proxy Statement on or about September 20, 2023 to all Shareholders entitled to vote their shares at the Special Meeting.

Q2: What am I being asked to vote on?

A:	At the Special Meeting, Shareholders are being asked to vote for the following proposals:

1.	To approve the New Management Agreement between the Fund and Saba Capital Management, L.P.;

2.	To make the Fund’s investment objective non-fundamental; and

3.	To remove the Fund’s fundamental policy mandating that at least 65% of the Fund’s total assets be invested in at least three countries and in various types of debt instruments.

Q3: What is the quorum requirement for the Special Meeting?

A:

A quorum of Shareholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, virtually or by proxy, of the holders of a majority of the shares outstanding and entitled to vote on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. However, abstentions will be disregarded in determining the “votes cast” on a proposal and will thus have the same effect as a vote “against” the proposal.

The Special Meeting may be adjourned for any reason by vote of the holders of shares entitled to vote holding not less than a majority of the shares present virtually or by proxy at the Special Meeting, or by the chairperson of the Board in consultation with the chairperson of the Special Committee. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. On the Record Date, there were 102,746,371 of the Fund’s shares outstanding and entitled to vote. Thus, 51,373,186 shares must be represented by Shareholders present at the Special Meeting or by proxy to have a quorum.

Q4: What is the Adviser Transition?

A:

On August 3, 2023, a special committee (the “Special Committee”), consisting solely of independent trustees who have no affiliation with Franklin Advisers, Inc., the Fund’s current investment adviser (“Franklin”) or Saba Capital Management, L.P. (“Saba”), met and unanimously voted to recommend that the Board approve, both the selection of Saba as the new investment adviser for the Fund (the “New Investment Adviser”) and a new investment management agreement between the Fund and Saba (the “New Management Agreement”). At a meeting of the Board held on August 14, 2023, the Board with the trustees affiliated with Saba having recused themselves (the “Unaffiliated Board”), including all of the trustees of the Board who are not “interested persons” of the Fund as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act” and such trustees, the “Non-interested Trustees”), determined, after careful consideration and upon the recommendation of the Special Committee, subject to approval of the New Management Agreement by the Shareholders, to select Saba to serve as the New Investment Adviser and to assume responsibility for providing investment management services that are now provided to the Fund by Franklin (the “Adviser Transition”), and approve the New Management Agreement in connection with such Adviser Transition. The New Management Agreement must be approved by Shareholders to become effective. Effective upon the Adviser Transition, neither Franklin nor its affiliates will provide services to the Fund.

The material terms of the New Management Agreement differ from the material terms of the current investment management agreement between the Fund and Franklin (the “Existing Management Agreement”) in certain respects, including to reflect the fact that the Fund expects to retain SS&C’s ALPS Fund Services, Inc., a third-party administrator, to provide administrative services to the Fund (at the Fund’s expense) as part of the Adviser Transition. Upon the effective date of the New Management Agreement, all investment management and administrative services will no longer be provided by Franklin or Franklin Templeton Services, LLC (“FT Services”), the Fund’s current administrator.

Q5: Why am I being asked to vote on the New Management Agreement?

A:	The 1940 Act requires that a new investment management agreement be approved by both a majority of the Non-interested Trustees and “a majority of the outstanding voting securities,” as defined under the 1940 Act. Therefore, Shareholders are being asked to approve the New Management Agreement with Saba. The Non-interested Trustees believe that the approval of the New Management Agreement will provide the benefits to the Fund discussed below. The Unaffiliated Board, including all of the Non-interested Trustees, has approved the New Management Agreement and believe it to be in the best interests of the Fund and its Shareholders.

Q6: What are the benefits of the Adviser Transition to the Fund and its Shareholders?

A:

After discussing and considering the Special Committee’s recommendations, the Unaffiliated Board has concluded that the retention of Saba, in light of its investment capabilities and track record (see “Board Consideration of the Approval of the New Management Agreement” under Proposal I below), better positions the Fund to achieve improved risk-adjusted returns and achieve its investment objectives. Saba is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, the Firm is a pioneer of credit relative value strategies and capital structure arbitrage.

The Unaffiliated Board, as well as the Special Committee, considered that the Fund will gain access to the senior management team of Saba. Under the Adviser Transition, Boaz Weinstein is expected to replace Michael Hasenstab Ph.D. as President of the Fund and Pierre Weinstein (no relation to Boaz Weinstein) is expected to replace Matthew T. Hinkle as Chief Executive Officer. Boaz Weinstein, Pierre Weinstein, Paul Kazarian, Xavier Riera, Vish Shah and Alexander Brown will serve as portfolio managers of the Fund.

In evaluating potential benefits to the Fund and its Shareholders, the Special Committee also considered Saba’s organization, philosophy of management, historical performance and methods of operations, including the following specific considerations, among others:

•         Saba’s experience and record in managing and operating various funds, including Saba’s experience in managing Saba Capital Income & Opportunities Fund, a publicly-traded registered closed-end fund managed by Saba (“BRW”) that has a principal investment strategy that is substantially similar to that which Saba has proposed for the Fund.

•         Access to Saba’s sophisticated investment advisory platform and resources, including Saba’s credit investment experience and resources as well as its capabilities in identifying and making alternative opportunistic investments that are intended to generate additional attractive risk-adjusted returns.

•         Information showing that Saba is able to attract and retain personnel necessary to provide quality investment advisory services to the Fund.

Q7: What are the conditions of the Adviser Transition?

A:	The consummation of the Adviser Transition is subject to approval of the New Management Agreement by the Shareholders. It is expected the Adviser Transition will be effected following such approval, on or about January 1, 2024. Upon the effective date of the New Management Agreement, all investment management services will no longer be provided by Franklin. Franklin will continue to be paid until the Existing Management Agreement is terminated pursuant to its terms.

Q8: How will the Adviser Transition affect the Fund’s investment objective and strategy?

A:	There is no proposed change to the Fund’s investment objective of seeking high current income and, secondarily, capital appreciation; except that in connection with the Adviser Transition, and as described in the enclosed Proxy Statement, Shareholders are being asked to approve making the investment objective “non-fundamental”, i.e., such that in the event a change in the objective is sought in the future, which is not currently expected, shareholder approval would not be required. Furthermore, Saba has indicated that, upon the Adviser Transition, its principal investment strategy for the Fund would align more closely with that of BRW such that in pursuit of the Fund’s investment objective (to provide investors with a high level of current income, with a secondary goal of capital appreciation), the Fund will invest globally in debt and equity securities of public and private companies, which includes, among other things, investments in closed-end funds, special purpose acquisition companies, and public and private debt instruments. The Fund also may utilize derivatives, including total return swaps, credit default swaps, options and futures, in seeking to enhance returns and/or to reduce portfolio risk. In addition, on an opportunistic basis, the Fund may also invest up to 15% of its total assets in private funds that focus on debt, equity or other investments consistent with the Fund’s investment objective. Under this modified strategy, the Fund’s portfolio is expected to be invested materially in credit investments. However, the modified strategy would also position the portfolio to potentially have greater exposure to other types of investments and strategies intended to achieve the Fund’s investment objective. In connection with this, shareholders are also being asked to remove the Fund’s current fundamental policy mandating that at least 65% of the Fund’s total assets be invested in at least three countries and in various types of debt instruments.

Q9: Will the Fund continue to be publicly traded after the Adviser Transition?

A:	Yes. The shares of the Fund will continue to be traded on the New York Stock Exchange under the new ticker symbol “SABA”.

Q10: Will the Fund’s name change?

A:	The Board has approved the change in the Fund’s name to “Saba Capital Income & Opportunities Fund II” subject to and effective upon the completion of the Adviser Transition.

Q11: Will the investment management fees payable to Saba under the New Management Agreement increase as a result of the Adviser Transition?

A:

No, The investment management fees payable to Saba under the New Management Agreement will not increase as a result of the Adviser Transition.   The investment management fee payable under the New Management Agreement will continue to be calculated daily and paid monthly based on the average daily net assets of the Fund at the same rates as those under the Existing Management Agreement, as folows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

 Q12: Will the Fund have any third-party administrative expenses that the Fund is not currently paying as a result of the Adviser Transition?

A:	Yes. As a result of the Adviser Transition, Saba expects to recommend that the Fund retain SS&C’s ALPS Fund Services, Inc. to provide independent administrative services to the Fund. Under the anticipated arrangement, the Fund would pay SS&C’s ALPS Fund Services, Inc. a monthly administration fee at an annual rate of approximately 0.05% of the Fund’s net assets plus a monthly $7,000 fixed fee. Currently, FT Services provides various administrative services to the Fund at no additional cost to the Fund.

Q13: How do the Unaffiliated Board recommend that I vote with respect to the proposal to approve the New Management Agreement?

A:	In evaluating the New Management Agreement, both the Special Committee and the Unaffiliated Board, including all of the Non-interested Trustees, reviewed materials furnished by Saba and after careful consideration based on the recommendation of the Special Committee, the Unaffiliated Board unanimously recommend that you vote “FOR” the proposal to approve the New Management Agreement.

Q14: Do any of the Fund’s trustees or officers have an interest in the approval of the New Management Agreement that is different from that of the Fund’s Shareholders generally?

A:	As described in this Proxy Statement under “Conflicts of Interests of Our Trustees and Officers in the Adviser Transition”, three of the members of the Board are employed by Saba. One of them is chairman of the Board of the Fund. These trustees have conflicts of interests in connection with the vote on the New Management Agreement. Accordingly, they did not serve on the Special Committee. They also recused themselves from the deliberations and determinations of the Board with regard to the engagement of Saba and the New Management Agreement. Two other trustees serve as independent board members of BRW and are not affiliated with Saba. These two trustees did not serve on the Special Committee, but are Non-interested Trustees of the Fund and participated in the Board deliberations and determinations with regards to the engagement of Saba and the New Management Agreement. Three other trustees were nominated by Saba in proxy contests conducted by Saba at the 2021 and 2022 annual meetings of the Fund. These trustees are not affiliated with Saba, and they are Non-interested Trustees of the Fund. They served on the Special Committee and participated in the Board deliberations and determinations with regards to the engagement of Saba and the New Management Agreement.

Q15: Will the Fund bear the costs associated with the Adviser Transition and the Special Meeting?

A:	No. The New Investment Adviser will bear all costs associated with the Shareholder approval process, including the costs and expenses incurred in connection with preparing and mailing the Proxy Statement and soliciting the Shareholder votes in connection with the Special Meeting.

Q16: How do I vote by proxy and how many votes do I have?

A:

If you properly sign and date the accompanying proxy card, and the Fund receives it in time for the Special Meeting, the persons named as proxies on the proxy card will vote the shares in the manner that you specified. If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board. You may also vote your shares by calling toll free or through the Internet by following the instructions set forth on the enclosed proxy card.

If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, and you may be eligible to vote your shares electronically via the Internet or by telephone by following the instructions set forth on your voting instruction form.

If you require assistance with voting your proxy or have any questions about the Special Meeting, please contact our proxy solicitor, Campaign Management, LLC, North American toll-free at 1-855-422-1042 or outside North America at +1 (212) 632-8422.

If any other matter is presented, the shares represented by such proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Special Meeting. You have one vote for each share that you own on the Record Date, and any fractional share shall be entitled to a proportionate fractional vote. The proxy card indicates the number of shares that you owned on the Record Date.

Q17: What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q18: May I revoke my proxy?

A:	Yes. You may change your mind after you send in your proxy card or authorize your shares by telephone, through the Internet or at the Special Meeting by following these procedures. To revoke your proxy:

•	deliver a written revocation notice prior to 12:00 p.m., Eastern Time, on October 24, 2023 to our proxy tabulator at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

•	indicate your revocation prior to 12:00 p.m., Eastern Time, on October 24, 2023 by calling toll free at 1-800-690-6903 or through the Internet website www.proxyvote.com;

•	deliver a later-dated proxy by following the instructions on your proxy card; or

•	vote virtually at the Special Meeting on October 25, 2023. If you hold common shares through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions.

Q19: What is the difference between holding shares as a Shareholder of record and as a beneficial owner?

A:

Shareholders of Record. You are a Shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following the voting instructions your bank, brokerage firm or other nominee provides. If you do not provide your bank, brokerage firm or other nominee with instructions on how to vote your shares, your bank, brokerage firm or other nominee will not be able to vote your shares with respect to any of the proposals. Please see “What if I do not specify how my shares are to be voted?” for additional information.

 Q20: What will happen if I do not vote my shares?

A:

Shareholders of Record. If you are the Shareholder of record of your shares and you do not vote by proxy card, via telephone or the Internet virtually at the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a Shareholder of record, but that were not cast because the brokerage firm lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares. Under the rules of the New York Stock Exchange (“NYSE”), your brokerage firm or other nominee does not have discretion to vote your shares on non-routine matters such as the proposals contained herein. Accordingly, there will be no broker non-votes with respect to all proposals contained herein.

Q21: What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions
Proposal 1 — To approve the New Management Agreement between the Fund and Saba Capital Management, L.P.;	Affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting.*	No	Abstentions will have the effect of a vote against this proposal.

Proposal 2 — To make the Fund’s investment objective non-fundamental; and	Affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting.*	No	Abstentions will have the effect of a vote against this proposal.
Proposal 3 — To remove the Fund’s fundamental policy mandating that at least 65% of the Fund’s total assets be invested in at least three countries and in various types of debt instruments.	Affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting.*	No	Abstentions will have the effect of a vote against this proposal.

*	For purposes of this proposal, consistent with the 1940 Act, “a majority of the outstanding common shares” is the lesser of: (i) 67% or more of our common shares present at the Special Meeting if the holders of more than 50% of our outstanding common shares are present or represented by proxy, or (ii) more than 50% of our outstanding common shares.

Since banks, brokerage firms or other nominees do not have discretion to vote on the proposals contained herein, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement. Abstentions will be counted for purposes of determining whether a quorum is present.

Saba-managed funds own, in the aggregate, approximately 30.68% of the outstanding shares of the Fund, a significant portion of which Saba has discretionary voting authority and will vote these shares pursuant to its proxy voting policies. The remainder will be echo voted also pursuant to its proxy voting policies.

Q22: What if I do not specify how my shares are to be voted?

A:	Shareholders of Record. If you are a Shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted as follows:

•	Proposal 1 — FOR the approval of the new Investment Management Agreement between the Fund and Saba Capital Management, L.P.;

•	Proposal 2 — FOR making the Fund’s investment objective non-fundamental;

•	Proposal 3 — FOR removing the Fund’s fundamental policy mandating that at least 65% of the Fund’s total assets be invested in at least three countries and in various types of debt instruments; and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the bank, brokerage firm or other nominee that holds your shares with voting instructions, your bank, brokerage firm or other nominee will not vote your shares on the proposals contained herein.

Q23: What are abstentions and broker non-votes?

A:	An abstention represents action by a Shareholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a Shareholder of record, but that were not cast because the brokerage firm (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter. Since brokerage firms do not have discretion to vote on non-routine matters such as the proposals contained herein (and consequently there will be no broker non-votes with respect to the proposals contained herein), if you do not provide voting instructions to your brokerage firm for any proposal, your shares will not be voted at the Special Meeting. Abstentions will be counted for purposes of determining whether a quorum is present.

Q24: What will happen if Proposal 1 is not approved?

A:	If the New Management Agreement is not approved by Shareholders, the Board will consider such other actions, including the approval of an investment management agreement with a firm other than Saba, as it determines to be in the best interests of the Fund and Shareholders. The Board may also determine to approve an interim investment management agreement to enable Saba to serve as investment adviser of the Fund. However, such interim agreement may remain in effect for a period of not more than 150 days, and a new investment management agreement must be approved by the Board and by Shareholders for Saba to continue to serve as adviser to the Fund after expiration of the term of such interim agreement.

Q25: What will happen if Proposals 2 and 3 are not approved?

A:	If Proposal 2 is not approved, the Fund’s investment objective will remain fundamental. If Proposal 3 is not approved, the 65% credit strategy will remain unchanged and fundamental, and the Fund would have less flexibility to make non-debt investments.

Q26: How do I find out the results of the voting at the Special Meeting?

A:	Preliminary voting results will be announced at the Special Meeting. The Fund expects to disclose final voting results in a future filing with the SEC after the results have been finalized.

Q27: Who should I call if I have any questions?

A:	If you have any questions about the Special Meeting, voting or your ownership of the Fund’s common shares, please contact Campaign Management, LLC:

Strategic Shareholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

TEMPLETON GLOBAL INCOME FUND

September 20, 2023

PROXY STATEMENT

Special Meeting of Shareholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Templeton Global Income Fund (the “Fund,” “we,” “us” or “our”) for use at the Fund’s Special Meeting of Shareholders (the “Special Meeting”) to be held on October 25, 2023 at 12 p.m., Eastern Time. You will be able to participate in the Special Meeting and vote by visiting www.virtualshareholdermeeting.com/GIM2023SM. It is important to note that shareholders of the Fund (“Shareholders”) have substantially the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. This Proxy Statement and the accompanying proxy card are first being sent to Shareholders on or about September 20, 2023. This Proxy Statement is also available on the proxy tabulator’s website at www.proxyvote.com.

We encourage you to vote your shares, either by voting virtually at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the Internet or by telephone, and the Fund receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders.

If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, and you may be eligible to vote your shares electronically via the Internet or by telephone by following the instructions set forth on your voting instruction form.

Purpose of Meeting

At the Special Meeting, you will be asked to vote on the following proposals:

1.	To approve the New Management Agreement (as defined below) between the Fund and Saba Capital Management, L.P. (Proposal 1);

2.	To make the Fund’s investment objective non-fundamental (Proposal 2); and

3.	To remove the Fund’s fundamental policy mandating that at least 65% of the Fund’s total assets be invested in at least three countries and in various types of debt instruments (Proposal 3).

Record Date and Voting Securities

You may vote your shares, virtually or by proxy, at the Special Meeting only if you were a Shareholder of record at the close of business on September 15, 2023 (the “Record Date”). On the Record Date, there were 102,746,371 of the Fund’s common shares of beneficial interest. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Special Meeting.

Quorum Required

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, virtually or by proxy, of the holders of a majority of the shares outstanding and entitled to vote on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as the proposals contained herein, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement. As of the Record Date, there were 102,746,371 shares of the Fund’s shares outstanding and entitled to vote thereon. Thus, 51,373,186 shares must be represented by Shareholders present at the Special Meeting or by proxy to have quorum.

Submitting Voting Instructions for Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you must follow the voting instructions you receive from your bank, brokerage firm or other nominee. If you hold shares through a bank, brokerage firm or other nominee and you want to vote virtually at the Special Meeting, you will be required to provide the unique 16 digit control number printed on the enclosed proxy card to access the virtual meeting and vote your shares. If you do not vote virtually at the Special Meeting or submit voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement. Abstentions, however, will be counted for purposes of determining whether a quorum is present.

If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, and you may be eligible to vote your shares electronically via the Internet or by telephone by following the instructions set forth on your voting instruction form.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of common shares, you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote virtually at the Special Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations. You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope, or you may vote your shares by calling toll free or voting through the Internet by following the instructions set forth on the enclosed proxy card.

Revoking Your Proxy

•	If you are a Shareholder of record, you can revoke your proxy at any time before it is exercised by:

•	delivering a written revocation notice prior to 12 p.m., Eastern Time, on October 24, 2023 to our proxy tabulator at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.;

•	indicating your revocation prior to 12:00 p.m., Eastern Time, on October 24, 2023 by calling toll free at 1-800-690-6903 or through the Internet website at www.proxyvote.com;

•	delivering a later-dated proxy by following the instructions set forth on the enclosed proxy card; or

•	voting virtually at the Special Meeting on October 25, 2023.

Attending the Special Meeting does not revoke your proxy unless you also vote virtually at the Special Meeting.

If you require assistance with voting your proxy or have any questions about the Special Meeting, please contact our proxy solicitor, Campaign Management, LLC, North American toll-free at 1-855-422-1042 or outside North America at +1 (212) 632-8422.

If you hold common shares through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions.

Vote Required for Each Proposal

Approval of the new investment management agreement between the Fund and Saba Capital Management, L.P. (“Saba” and such new investment management agreement, the “New Management Agreement”), as well as approval for each of Proposals 2 and 3, requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve Proposals 1, 2 and 3. For these purposes, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions for any of the proposals will have the effect of a vote against such proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as the proposals contained herein, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement.

Additional Solicitation. If there are not enough votes to approve the New Management Agreement or to approve Proposals 2 or 3, the holders of shares entitled to vote holding not less than a majority of the shares present virtually or by proxy at the Special Meeting, or the chairperson of the Board in consultation with the chairperson of the Special Committee may adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a Shareholder vote may be taken to approve the New Management Agreement prior to any such adjournment if there are sufficient votes for approval of the New Management Agreement.

Information Regarding This Solicitation

Saba will bear the costs associated with the Shareholder approval process, including the costs and expenses incurred in connection with preparing and mailing the Proxy Statement and soliciting the Shareholder votes in connection with the Special Meeting.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by trustees, officers or employees of the Fund and/or officers or employees of Saba. Saba is located at 405 Lexington Ave., 58th Floor, New York, NY 10174. No additional compensation will be paid to trustees, officers or regular employees of the Fund or Saba for such services. The Fund has also retained Campaign Management LLC to assist in the solicitation of proxies for a fee of approximately $16,500 plus reimbursement of certain out of pocket expenses, which Saba agreed to pay on behalf of the Fund.

Preliminary voting results will be announced at the Special Meeting. The Fund expects to disclose final voting results in a future filing with the SEC after the results have been finalized.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with the proposals.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current trustee, the Fund’s executive officers, each person known to us to beneficially own 5% or more of our outstanding common shares, and our executive officers and trustees as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our common shares is based upon Schedule 13G, 13D and/or 13F filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Fund. The Fund’s current address is 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Non-interested Trustees (not affiliated with Saba)
Garry Khasidy	–	*
Anatoly Nakum	–	*
Frederic P. Gabriel	–	*
Mark Hammitt	–	*
Karen Caldwell(3)	–	*
Ketu Desai(3)	–	*

Trustees Affiliated with Saba
Aditya Bindal	–	*
Paul C. Kazarian	–	*
Pierre Weinstein	–	*

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Current Executive Officers
Rupert H. Johnson, Jr.	–	*
Alison E. Baur	–	*
Ted P. Becker	–	*
Steven J. Gray	–	*
Michael J. Hasenstab Ph.D.	–	*
Matthew T. Hinkle	–	*
Marc De Oliveira(4)	–	*
Susan Kerr	–	*
Christopher Kings	–	*
Navid J. Tofigh	–	*
Christine Zhu	–	*
Current Executive officers and trustees as a group	–	*

Incoming Executive Officers(5)

Boaz Weinstein (President)(6)	31,712,061	30.86%
Pierre Weinstein (CEO)	–	*
Michael D’Angelo (Secretary)	–	*
Troy Statczar (PFO, Treasurer)
Nitin Sapru (VP)	–	*
Patrick Keniston (CCO)	–	*

Five Percent Owner
Saba Capital Management, L.P.(7)	31,525,790	30.68%
Franklin Resources, Inc.(8)	10,147,515	9.88%
First Trust Portfolios L.P.(9)	6,249,770	6.08%

* Represents less than one percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common shares since the information most recently available to us. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common shares listed in this table.

(2)	Based on a total of 102,746,371 shares of the Fund’s common shares issued and outstanding as of the Record Date.
(3)	This Trustee also serves as a non-interested trustee of another publicly traded closed-end fund managed by Saba. The Trustee is a “Non-interested Person” of Saba, as such term is defined by the 1940 Act.
(4)	Marc De Oliveira replaced George Hoyt as the Vice President and Secretary of the Fund, effective as of September 6, 2023.
(5)	The individuals identified below would be expected to assume the officer positions noted if the New Management Agreement is approved and upon the effective date of the Adviser Transition.

(6)	Mr. Weinstein may be deemed to beneficially own the shares of the Fund held by certain investment funds and accounts managed by Saba by virtue of his management and control of Saba. In addition, Mr. Weinstein beneficially owns 186,271 shares that he directly holds.
(7)	The nature of beneficial ownership is shared voting and dispositive power and the amount is as reported on Schedule 13D/A filed with the SEC on September 6, 2023. The address for Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, NY 10174.
(8)	The nature of beneficial ownership is sole voting and dispositive power as reported on Schedule 13D/A filed with the SEC on November 10, 2022. Amount as disclosed in a Form 4 filed on November 10, 2022. The address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403.
(9)	The nature of beneficial ownership is shared dispositive power and the amount is as reported on Schedule 13G/A filed with the SEC on January 10, 2023. The address for First Trust Portfolios L.P. is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Set forth below is the dollar range of equity securities of the Fund beneficially owned by each of our trustees as of the Record Date.

Name of Trustees	Dollar Range of Equity Securities Beneficially Owned(1)(2)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Fund Family

Non-interested Trustees (not affiliated with Saba)
Garry Khasidy	None	None
Anatoly Nakum	None	None
Frederic P. Gabriel	None	None
Mark Hammitt	None	None
Karen Caldwell(3)	None	None
Ketu Desai(3)	None	None
	None	None
Trustees Affiliated with Saba
Aditya Bindal	None	None
Paul C. Kazarian	None	None
Pierre Weinstein	None	None

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)	The dollar range of equity securities beneficially owned in the Fund is based on the closing price for our common shares of $3.98 on the Record Date on the New York Stock Exchange. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	This Trustee also serves as a non-interested trustee of another publicly traded closed-end fund managed by Saba. The Trustee is also a “Non-interested Person” of Saba, as such term is defined by the 1940 Act.

Information about the Fund’s Existing Service Providers

Franklin Advisers, Inc. (“Franklin”) serves as the Fund’s current investment adviser and is located at One Franklin Parkway, San Mateo, California 94403-1906. Franklin Templeton Services, LLC (“FT Services”) serves as the Fund’s current administrator (the “Administrator”) and is located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923.

The foregoing existing service providers will be replaced effective upon completion of the Adviser Transition.

PROPOSAL I

TO APPROVE THE NEW MANAGEMENT AGREEMENT BETWEEN THE

FUND AND SABA CAPITAL MANAGEMENT, L.P.

Background

Franklin currently provides investment advisory services to the Fund pursuant to the current amended and restated investment management agreement, dated June 1, 2014, as amended on May 13, 2020, between the Fund and Franklin (the “Existing Management Agreement”). The Existing Management Agreement was last approved by the Board, including a majority of trustees who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Non-interested Trustees”), on April 11, 2023, and was last approved by a vote of the Shareholders on February 27, 2004.

At the Special Meeting, the Shareholders will vote on a proposal to approve the New Management Agreement. If approved, the New Management Agreement will replace the Existing Management Agreement. The Board, with the trustees affiliated with Saba having recused themselves (the “Unaffiliated Board”), recommended the selection of Saba as the Fund’s new investment manager as a result of a request for proposal (“RFP”) process undertaken by a special committee, consisting solely of independent trustees who have no affiliation with Franklin or Saba (the “Special Committee”), established by the Board.

Thus, at a meeting of the Board held on August 14, 2023, the Unaffiliated Board, including all of the Non-interested Trustees, after careful consideration and upon the recommendation of the Special Committee, determined to select Saba to serve as investment manager of the Fund and to assume responsibility for providing the investment management services that are now provided to the Fund by Franklin (the “Adviser Transition”) and to approve the New Management Agreement in connection with such Adviser Transition. The New Management Agreement must also be approved by Shareholders to become effective. Effective upon the Adviser Transition, neither Franklin nor its affiliates will provide services to the Fund.

The Unaffiliated Board, including all of the Non-interested Trustees, has approved the New Management Agreement and believes it to be in the best interests of the Fund and its Shareholders. Shareholders are being asked to approve the New Management Agreement between the Fund and Saba. As discussed below, the material terms and conditions of the New Management Agreement will be substantially similar to all material terms and conditions of the Existing Management Agreement except for certain revisions which primarily reflect the fact that Saba will not be responsible for the provision of specific administrative services and, as a result, the Fund would be required to retain a third-party independent administrator to provide administrative services to the Fund going forward.

In connection with the Adviser Transition, and as described in Proposals 2 and 3, Shareholders are also being asked to make the Fund’s investment objective non-fundamental and to remove one fundamental policy of the Fund in order to provide the Fund with greater investment flexibility.

Following the Adviser Transition, the Fund’s name will change to “Saba Capital Income & Opportunities Fund II”. However, you will still own the same amount and type of shares in the same Fund. The shares of the Fund will continue to be listed on the New York Stock Exchange, although the ticker symbol will change upon the change in the name of the Fund to “SABA”.

There will be no changes to the Fund’s distribution policy in connection with the Adviser Transition. To the extent that the Fund has income available, it intends to continue to distribute monthly dividends to its Shareholders. The amount of the Fund’s distributions, if any, will be determined by the Board. Any distributions to the Fund’s Shareholders will be declared out of assets legally available for distribution.

If Proposal 1 is not approved by the Fund’s Shareholders, the Board will consider such other actions, including the approval of an investment management agreement with a firm other than Saba, as it determines to be in the best interests of the Fund and Shareholders. The Board may determine to approve an interim investment management agreement to enable Saba to serve as investment adviser of the Fund. However, such interim agreement may only remain in effect for a period of not more than 150 days, and a new investment management agreement must be approved by the Board and by Shareholders for Saba to continue to serve as adviser to the Fund after expiration of the term of such interim agreement. Implementation of Proposal 1 is not contingent upon approval of Proposal 2 or 3.

Benefits of the Adviser Transition

The Unaffiliated Board, including the Special Committee, believes the retention of Saba, in light of its investment capabilities and track record, better positions the Fund to achieve improved risk-adjusted returns and achieve its investment objectives. Saba is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, the Firm is a pioneer of credit relative value strategies and capital structure arbitrage.

The Unaffiliated Board, as well as the Special Committee, considered that the Fund will gain access to the senior management team of Saba. Under the Adviser Transition, Boaz Weinstein is expected to replace Michael Hasenstab Ph.D. as President of the Fund and Pierre Weinstein is expected to replace Matthew T. Hinkle as Chief Executive Officer. Boaz Weinstein, Pierre Weinstein, Paul Kazarian, Xavier Riera, Vish Shah and Alexander Brown will serve as portfolio managers of the Fund.

In evaluating potential benefits to the Fund and its Shareholders, the Special Committee also considered Saba’s organization, philosophy of management, historical performance and methods of operations, including the following specific considerations, among others:

•	Saba’s experience and record in managing and operating various funds, including Saba’s experience in managing Saba Capital Income & Opportunities Fund, another registered closed-end fund managed by Saba (“BRW”) that has a principal investment strategy that is substantially similar to that which Saba has proposed for the Fund.

•	Access to Saba’s sophisticated investment advisory platform and resources, including Saba’s credit investment experience and resources as well as its capabilities in identifying and making alternative opportunistic investments that are intended to generate additional attractive risk-adjusted returns.

•	Information showing that Saba is able to attract and retain personnel necessary to provide quality investment advisory services to the Fund.

Summary of the Existing Management Agreement and New Management Agreement

The following description of the terms of the New Management Agreement is only a summary of its material terms and highlights material differences between the New Management Agreement and the Existing Management Agreement. A copy of the New Management Agreement is attached to this Proxy Statement as Appendix A.

Following approval by the Shareholders in the manner required by the 1940 Act, the New Management Agreement will be entered into on or about January 1, 2024 concurrent with the completion of the Adviser Transition. The New Management Agreement will remain in effect for a period of two (2) years from the date it is effective, unless sooner terminated. After the initial two-year period, continuation of the New Management Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Non-interested Trustees.

Advisory and Other Services. Under the terms of the New Management Agreement, Saba will manage the day-to-day operations of the Fund, provides investment advisory services to the Fund, manages investment and reinvestment of the Fund’s assets and the purchase and sale of its investment securities, will be responsible for selecting brokers for execution of the Fund’s portfolio transactions and negotiating commissions therewith, each in accordance with the Fund’s investment objectives, policies and restrictions and, in general, will superintend and manage the investment of the Fund, subject to the ultimate supervision and direction of the Board and in accordance with the investment objectives, policies and restrictions of the Fund. These services are currently provided by Franklin under the Existing Management Agreement.

The Existing Management Agreement also provides for Franklin to administer the affairs of the Fund. Saba is likewise required to administer the affairs of the Fund under the New Management Agreement. However, under the Existing Management Agreement, Franklin is required to provide, or procure at its own expense, specific administrative services for the Fund; whereas, under the New Management Agreement Saba is not required to provide specific administrative services. Rather, such specific administrative services will be provided by an independent third-party, which is contemplated to be SS&C’s ALPS Fund Services, Inc. (“AFS”), under a separate administrative services agreement with the Fund, the fees for which would be borne by the Fund. Saba estimates that such administrative fees to be paid monthly to AFS will be at an annual rate of approximately 0.05% of the Fund’s net assets plus a monthly $7,000 fixed fee. Please see below under Fees and Expenses for a comparison of current total annual operating expenses of the Fund with the estimated pro-forma annual expenses of the Fund assuming completion of the Adviser Transition.

Investment Management Fee. In consideration of the services provided by Franklin to the Fund under the Existing Management Agreement, the Fund pays Franklin an investment management fee, calculated daily and paid monthly based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

For the year ended December 31, 2022, the gross effective investment management fee rate was 0.661% of the Fund’s average daily net assets. In addition, on March 21, 2022, Franklin and the Fund agreed to implement a fee waiver to reduce the Fund’s investment management fee by 10 basis points, which expired on April 1, 2023. For the year ended December 31, 2022, the Fund paid to Franklin approximately $3,321,887 in investment management fees (which includes the effect of the fee waiver). Under the New Management Agreement, the Fund will be subject to the same gross fee rates as those set forth above under the Existing Management Agreement.

Expenses. Under the Existing Management Agreement, Franklin pays its expenses arising from the performance of its management and administrative obligations under the Existing Management Agreement, including executive salaries and expenses of the trustees and officers of the Fund who are employees of Franklin or its affiliates. The Fund pays for its operating expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of trustees who are not affiliated with Franklin. Pursuant to the New Management Agreement, Saba will pay the following expenses: (i) the compensation of any sub-adviser retained pursuant to New Management Agreement, and (ii) the compensation of any investment advisory personnel that provide services to the Fund on behalf of Saba pursuant to the New Management Agreement, along with the allocable portion of the following “overhead expenses” (office space, rent and utilities, furniture and fixtures, computer equipment, stationery, secretarial/managerial services, salaries, entertainment expenses, employee insurance and payroll taxes) attributable to such investment advisory personnel. Under the New Management Agreement, the Fund will be responsible for all of the expenses of its operations, including, without limitation:

•	The Fund’s investment-related expenses whether relating to investments that are consummated or unconsummated (e.g., brokerage commissions, due diligence costs, expenses relating to short sales, investment banking fees, sourcing or finder’s fees (which may include a base fee component and/or a performance compensation component), borrowing charges on securities sold short, custodial fees and expenses and nominee fees);

•	Bank service fees, clearing and settlement charges and interest expense;

•	Investment management fees;

•	Fees and expenses incidental to the purchase and sale of interests in, and the fees and expenses of, portfolio companies in which the Fund invests;

•	Interest payable on debt, if any, to finance the Fund’s investments;

•	Expenses relating to software tools, programs or other technology utilized in managing the Fund (including, without limitation, third-party software licensing, implementation, data management and recovery services and custom development costs);

•	Exchange listing fees, expenses relating to proxy contests, voting, tender offers and solicitation fees and expenses;

•	Trading platform and seat fees;

•	Research-related expenses, including, without limitation, news and quotation equipment and services;

•	Fees and expenses associated with independent audits;

•	Fees for data and software providers;

•	Other expenses related to the purchase, sale or transmittal of investments;

•	Website creation and maintenance, fees for risk management systems and service providers;

•	Legal expenses;

•	Other professional fees (including, without limitation, expenses of consultants and experts);

•	Transfer agent and custodial fees;

•	The costs of organizing and maintaining any subsidiaries;

•	Costs relating to swaps (and similar agreements);

•	Tax preparation expenses;

•	Accounting expenses;

•	Fees and expenses associated with marketing and investor relations efforts including proxy solicitations and Shareholder meetings;

•	Costs of printing and mailing proxies (other than this Proxy Statement), reports and/or notices;

•	Market data costs;

•	Administration expenses (including fees for the provision of middle-office and back-office services);

•	Directors’ and officers’ fees;

•	Fund-related insurance expenses (including, without limitation, premium payments for fidelity bonds and Directors’ and Officers’ and Errors and Omissions insurance);

•	Compensation and expenses of the independent members of the Board;

•	Organizational and offering-related expenses, including the preparation and filing of related registration statements under the Securities Act of 1933, as amended;

•	Filing and registration fees, corporate licensing fees, federal, state and local taxes and other governmental fees and expenses;

•	All regulatory expenses (including, without limitation, fees and expenses incurred in connection with ongoing compliance obligations and the preparation and filing of regulatory filings, including those required under the 1940 Act and applicable federal and state securities laws);

•	Litigation-related and indemnification expenses;

•	Withholding and transfer fees;

•	Trademarks;

•	Other expenses related to the purchase, monitoring, sale, allocation, settlement, custody, valuation, appraisal or transmittal of assets;

•	Extraordinary expenses, including the costs of any third party pricing or valuation services;

•	All costs and expenses incurred in connection with the engagement of any third party service providers to provide administrative, compliance, accounting, tax or operation services to the Fund (including, but not limited to, their provision of the principal financial officer and chief compliance officer of the Fund); or

•	Any other expenses and/or costs approved by the Board.

Although the Existing Management Agreement does not set forth specific operating expenses borne by the Fund, the Fund is required to bear its operating expenses not assumed by Franklin under the Existing Management Agreement and which have generally included all of foregoing except: various administrative costs, including costs for the provision of accounting, compliance and operations services (including, without limitation, costs for the provision of the Fund’s principal financial officer and Chief Compliance Officer), expenses for certain software tools and research used in managing the Fund, certain data provider costs, Fund website costs and investor relations costs.

Fees and Expenses.

The purpose of the tables below is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly under the New Management Agreement in comparison to the Existing Management Agreement.

Annual Expenses (as a percentage of net assets attributable to common shares)	Current Expenses(1)	Pro Forma Expenses(1)
Management Fees	0.66%(2)	0.66%(3)
Interest Payments on Borrowed Funds(4)	0%	0%
Other Expenses	0.45%(5)	0.54%(6)
Total Annual Expenses	1.11%	1.20%

(1)	Current Expenses and Pro Forma Expenses are based on net assets of the Fund as of December 31, 2022. Any changes in net assets, including as a result of the Tender Offer (as defined below) could result in different operating expense ratios.

(2)	Pursuant to the Existing Management Agreement, Franklin is paid an investment management fee as described above. This excludes the effect of any voluntary waivers.

(3)	Pursuant to the New Management Agreement, Saba would be paid an investment management fee as described above.

(4)	Based on actual interest expenses incurred during the last completed fiscal year ended December 31, 2022.

(5)	Other Expenses are estimated based on actual expenses incurred during the last completed fiscal year ended December 31, 2022.

(6)	Other Expenses are estimated amounts for the current fiscal year.

Example 1 (Based on Current Expenses)

The following Example shows the amount of the expenses that an investor in the Fund would bear on a $1,000 investment that is held for the different time periods in the table based on the Fund’s current expenses shown above. The Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses in the table above remain the same in the years shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s common shares.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common share investment, assuming a 5% annual return	$11	$36	$62	$142

Example 2 (Based on Pro Forma Expenses)

The following Example shows the amount of the expenses that an investor in the Fund would bear on a $1,000 investment that is held for the different time periods in the table based on the Fund’s pro forma expenses shown above. The Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses in the table above remain the same in the years shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s common shares.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common share investment, assuming a 5% annual return	$12	$38	$66	$145

The foregoing Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

Term, Continuance and Termination. The continuance and termination provisions under the New Management Agreement are substantially the same as the continuance and termination provisions under the Existing Management Agreement except that the New Management Agreement has a two year initial term. Consistent with the Existing Management Agreement, unless terminated as provided therein, the New Management Agreement will continue from year to year after its initial term so long as such continuation is approved at least annually by the vote of a majority of the Non-interested Trustees of the Fund who have no affiliation with Saba and either: (i) the vote of Board as a whole or (ii) by the vote of a majority of the outstanding voting securities of the Fund. The New Management Agreement, as with the Existing Management Agreement, may also be terminated by the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board (including a majority of the Non-interested Trustees) or by a vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to Saba, or by Saba at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. As with the Existing Management Agreement, the New Management Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Indemnification. The Existing Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties thereunder on the part of Franklin, Franklin shall not be subject to liability for any error of judgement, mistake of law, or any loss arising out of any investment or other act or omission in the course of, or connected with, rendering advisory services under the Existing Management Agreement. Franklin is similarly not subject to liability under the Existing Management Agreement for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Company’s assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed. The New Management Agreement similarly provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of Saba, Saba (and its officers, managers, agents, employees, partners, controlling persons, members, and any other person or entity affiliated with the Saba) shall not be subject to liability to the Fund, the members of the Board or to any Shareholder, for any act or omission in the course of, or connected with, rendering advisory services to the Fund and for any losses that may be sustained in the purchase, holding or sale of any security by the Fund (including, but not limited to, from any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by Saba of its duties under the Agreement).

Unlike the Existing Management Agreement, the New Management Agreement also provides that the Fund shall indemnify Saba (and its officers, managers, agents, employees, partners, controlling persons, members, and any other person or entity affiliated with Saba) (collectively, the “Indemnified Parties”) to the fullest extent permitted by law and the Fund’s organizational documents and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of Saba’s duties or obligations under the agreement or otherwise as an investment adviser of the Fund. Nothing contained in such indemnification provision shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Saba’s duties or by reason of the reckless disregard of Saba’s duties and obligations under the New Management Agreement.

Use of Name of Adviser. Similar to the existing restriction on the Fund’s use of the name “Templeton” or any related name in the event of the termination of the Existing Management Agreement, the New Management Agreement restricts the use of the name “Saba” and related marks and logos in the event the New Management Agreement is terminated without replacement by a subsequent agreement with Saba.

Voting of Proxies. Under the Existing Management Agreement, Franklin determines the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised, subject to guidelines adopted by the Board. Under the New Management Agreement, Saba will likewise be responsible for voting any proxies solicited by an issuer of securities held by the Fund, but such proxies will be voted in accordance with Saba’s proxy voting policies and procedures. Saba shall be responsible for reporting the Fund’s proxy voting activities, as required by the Securities and Exchange Commission, under the New Management Agreement.

Board Consideration of the Approval of the New Management Agreement

In light of the Fund’s underperformance compared to its peers over various periods, the Board established the Special Committee to, among other things, evaluate and explore potential avenues, options or alternatives to improve the Fund’s performance and the Special Committee ultimately decided to commence a search for and select a new investment adviser for the Fund. The Special Committee conducted a request for proposal process involving several investment advisers. After careful evaluation, the Special Committee recommended Saba based on Saba’s investment capabilities and track record, including its management of BRW.

Outlined below are the key events leading up to the Unaffiliated Board unanimously voting to approve both the selection of Saba as the Fund’s new investment adviser and the New Management Agreement.

On March 15, 2023, the Board established the Special Committee to oversee the annual 15(c) process with respect to the Existing Management Agreement in light of the Fund’s continued underperformance.

On April 3, 2023, given the Board’s ongoing concerns regarding the performance of the Fund, the Board determined to revise the scope of the mandate of the Special Committee (the “Mandate”) from overseeing the annual 15(c) process to include evaluation and exploration of potential avenues, options or alternatives for improving the Fund’s performance (which the Special Committee believes requires considering overall risk-adjusted performance of the Fund, including, but not limited to, the discount of the market price to the net asset value and distributions to shareholders). The Special Committee was also authorized to undertake any related action that it deemed appropriate or necessary, including conducting a search for a new investment manager to potentially replace Franklin as the Fund’s investment adviser. Also, on April 3, 2023, the Special Committee engaged independent counsel (“Independent Counsel”) to advise with respect to the Mandate.

On April 11, 2023, the Board extended the Existing Management Agreement as part of the annual 15(c) process (which prevented the expiration of advisory services being provided to the Fund).

On June 2, 2023, with the assistance of Independent Counsel, the Special Committee commenced a process in which it solicited requests for proposals (the “RFP”) from six investment managers (including Saba) to provide investment advisory and related services to the Fund. Franklin was afforded the opportunity to update the information and plans for the Fund previously provided to the Board in connection with the 2023 renewal of its management contract. The potential respondents were selected based on, among other things, their management of closed-end funds that the Special Committee considered as peers of the Fund.

Multiple investment managers, including Saba, responded to the Special Committee either in response to the RFP or, in the case of Franklin, to provide updated information and plans for managing the Fund (together, the “Respondents”). From June 20, 2023 to August 3, 2023, the Special Committee met multiple times and reviewed the written information provided by the Respondents. In addition, the Special Committee met on multiple occasions to interview each of the Respondents to discuss their performance history, plans for the Fund and, where applicable, their proposed changes to the Fund’s investment strategy.

On July 11, 2023, Independent Counsel, on behalf of the Special Committee, retained a third-party fund industry consultant to assist the Special Committee with assessing the process and procedures associated with reviewing and analyzing materials from the Respondents. In retaining the third-party consultant, the Special Committee considered the consultant’s extensive experience advising fund independent trustees and directors in their review of management agreements. The consultant reviewed detailed documentation relating to the Special Committee’s process and had various discussions with Independent Counsel. The consultant rendered a report to the Independent Counsel on August 2, 2023. Based on its work and taking account of its professional and industry knowledge and expertise, the consultant concluded, among other things, that the information that the Special Committee received and the review process that the Special Committee conducted provide a reasonable basis for the Special Committee to make a determination regarding the investment advisory services for the Fund and to provide a recommendation to the full Board regarding such services.

On August 3, 2023, after the conclusion of the review process, the Special Committee met with Independent Counsel, and, after further deliberations, unanimously voted to recommend that the Board approve the selection of Saba to be the investment adviser to the Fund and to approve the New Management Agreement, subject to approval by Shareholders.

On August 14, 2023, at the request of the Special Committee, a special meeting of the Unaffiliated Board was convened. The Unaffiliated Board was advised by independent counsel, separate from the Independent Counsel to the Special Committee.

At the Board meeting on August 14, 2023, the Special Committee reported on its processes, considerations and conclusions, including its recommendation that the Board approve Saba and the New Management Agreement. The Unaffiliated Board reviewed and considered the report of the Special Committee, the proposed form of the New Management Agreement, written materials prepared by Saba and the third-party consultant’s report, all of which were distributed in advance of the meeting. In addition, Saba representatives attended the meeting and answered questions from the Non-interested Trustees at the meeting regarding Saba’s capabilities and its plans for management of the Fund.

After discussion and considering the Special Committee’s recommendations, the Unaffiliated Board unanimously voted to approve both the selection of Saba as the Fund’s new investment adviser and the New Management Agreement, and recommended that Shareholders approve the New Management Agreement.

For purposes of the considerations below, references to “the Board” shall mean the Non-interested Trustees, with the trustees affiliated with Saba having recused themselves.

Matters considered by the Special Committee, on whose recommendation the Board based its approval of the New Management Agreement, included, among others, the following:

Nature, Extent and Quality of Services. The Special Committee and the Board each considered the nature, extent and quality of services proposed to be provided to the Fund under the New Management Agreement. The Special Committee and the Board each discussed the prior experience of Saba with respect to managing a registered closed-end fund, certain private investment funds and separately managed accounts and, with respect to an ETF, serving as the sub-adviser, each such investment product with investment strategies similar to the strategy proposed by Saba for the Fund. The Special Committee and the Board each discussed the written information provided by Saba and the information presented orally at each of the Special Committee and Board meetings held where Saba was present, including information with respect to its anticipated profitability, compliance program, insurance arrangements, personnel and portfolio management, risk management policies, brokerage allocation and soft dollar practices. The administrative oversight proposed to be provided by Saba was also considered, including its anticipated retention of a third party (AFS) to perform various administrative services for the Fund (currently being provided by Franklin Templeton Services, LLC). Thus, the total package of proposed advisory and administrative services was considered and, in this regard, the Board considered that such package was already being provided to BRW since June 2021. The Special Committee and the Board each concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to the Fund by Saba under the proposed New Management Agreement.

Performance. In considering whether to approve the New Management Agreement, the Special Committee and the Board each reviewed the investment performance of BRW, which has a similar investment strategy as the strategy proposed by Saba for the Fund. BRW had total net assets of $369,205,063.44 under management as of July 31, 2023. Saba oversees all investment advisory and portfolio management services for BRW and assists in managing and supervising all aspects of the general day-to-day business activities and operations of BRW, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

The Special Committee and the Board each considered that the investment performance of BRW was substantially better than that of other funds in BRW’s peer group (the “Peer Group”), as identified by Broadridge Financial Solutions, Inc., an independent third-party data provider, in a report provided to the Special Committee and the Board. The Special Committee also reviewed with the Board, in detail, the performance record of the Respondents, in each case compared to Saba (particularly, Saba’s record achieved for BRW). Performance metrics included total returns on an unlevered and levered basis, dividend income produced and volatility measures. The Special Committee and the Board noted Saba’s favorable performance record compared to the Respondents as well as to the broader Peer Group. The Special Committee and the Board each expressed their belief that given Saba’s historical returns and risk ratios for other investment funds that Saba manages, they anticipate that Saba should be able to provide the Fund and its Shareholders with attractive risk-adjusted returns. The Special Committee and the Board each also noted the experience of the principals of Saba in managing securities portfolios, as well as their longstanding experience in seeking out opportunities in the market that have attractive risk reward characteristics.

Fees and Expenses. In reviewing the anticipated fees and expenses for the Fund, the Special Committee and the Board each noted that the proposed investment management fee would remain the same under the New Management Agreement as the current fee payable under the Existing Management Agreement. The Special Committee and the Board each considered that the proposed investment management fee was comparable to fees paid by other funds in the Peer Group and that it would be among the lowest total fees that Saba receives across its platform for providing similar investment management services. The Special Committee and the Board also considered the anticipated expenses of engaging a third-party independent administrator and other administrative expenses that the Fund would incur with Saba as the Fund’s investment manager, but the Special Committee and the Board concluded that the fees and expenses associated with engaging Saba as the new manager in the aggregate are reasonable in light of the nature, extent and quality of the services that Saba is expected to provide to the Fund. The Board observed that one of the Respondents had proposed a fee structure that could, depending on various factors, result in a marginally lower or higher fee payable by the Fund, but expressed the view that the uncertain prospect of what would only be a marginally lower difference in fees payable by the Fund did not outweigh the performance considerations outlined above.

Profitability. Saba provided the Special Committee and the Board with a summary and analysis of Saba’s anticipated costs and pre-tax profitability with respect to the management of the Fund for the first twelve-month and first twenty-four month periods. The Special Committee and the Board each were satisfied with Saba’s estimates regarding the level of profitability that it was seeking from managing the Fund and that the projections were sufficient and appropriate to provide the necessary advisory and management services to the Fund. The Special Committee and the Board each concluded that Saba’s projected profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Special Committee and the Board each considered whether Saba would realize economies of scale with respect to the management services provided to the Fund. The Special Committee and the Board each noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from issuing additional shares. The Special Committee and the Board each considered that Saba believed that there could be economies of scale realized if the Fund did grow in size and there was an opportunity for Saba to push certain third-party service provider fees down and negotiate for certain break fees in the service contracts with these third parties, including the Administrator.

Other Benefits. The Special Committee and the Board each considered the character and amount of other direct and incidental benefits to be received by Saba and its affiliates from their association with the Fund. The Special Committee and the Board each considered that Saba anticipated no other sources of income or benefit in connection with managing the Fund and did not expect to market the Fund to its existing private clients or use soft dollars to any notable extent. The Special Committee and the Board each considered that Saba does expect to benefit from managing the Fund by further expanding its brand into the registered fund space and potentially realizing economies of scale with its own expenses.

Conclusion. The Special Committee, having been advised by Independent Counsel, requested and received such information from Saba as it believed reasonably necessary to evaluate the terms of the New Management Agreement, to consider and weigh all relevant factors, and to recommend to the Board that the New Management Agreement was in the best interests of the Fund and its Shareholders. The Board, having been advised by independent counsel (which was separate from the Special Committee’s Independent Counsel), considered the Special Committee’s recommendation to approve the New Management Agreement and determined that approval of the New Management Agreement was in the best interests of the Fund and its Shareholders. In considering the approval of the New Management Agreement, the Board and the Special Committee considered a variety of factors, including those discussed above, as well as conditions and trends prevailing generally in the economy, the securities markets and the closed-end fund industry. Neither the Board nor the Special Committee identified any one factor as determinative, and different members of the Board or Special Committee may have given different weight to different individual factors and related conclusions.

After these deliberations, on August 14, 2023, the Board approved the New Management Agreement between Saba and the Fund as in the best interests of the Fund and its Shareholders. The Board then directed that the New Management Agreement be submitted to the Fund’s Shareholders for approval with the Board’s recommendation that Shareholders vote to approve the New Management Agreement.

Information Regarding Saba

Saba is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, the Firm is a pioneer of credit relative value strategies and capital structure arbitrage. Additional information about Saba is set forth in Saba’s Form ADV.

The following chart sets forth the name, address and principal occupation of the senior professionals of Saba:

Name*	Principal Occupation
Boaz Weinstein	Founder and Chief Investment Officer
Pierre Weinstein	Partner and Portfolio Manager
Paul Kazarian	Partner and Portfolio Manager
Xavier Riera	Partner and Portfolio Manager
Vish Shah	Managing Director and Portfolio Manager
Alexander Brown	Portfolio Manager
Aditya Bindal	Managing Director & Chief Risk Officer
Michael D’Angelo	Partner, General Counsel, Chief Operating Officer and Chief Compliance Officer
Andrew Kellerman	Partner, President and Head of BD and IR
Nitin Sapru	Partner and Chief Financial Officer
Kyle Cecchini	Director of Operations
Michael LaCorte	Treasurer
Kevin Henderson	Chief Technology Officer

*The address of each individual listed is 405 Lexington Ave., 58th Floor, New York, NY 10174.

Following the Adviser Transition, Boaz Weinstein, Pierre Weinstein, Paul Kazarian, Xavier Riera, Vish Shah and Alexander Brown will serve as the Fund’s portfolio managers and will have sole investment and dispositive control over all of portfolio Fund investments held by the Fund as of the Adviser Transition and over all other new investments.

Boaz Weinstein is the founder and Chief Investment Officer of Saba. Mr. Weinstein founded Saba in 2009 as a lift-out of the Deutsche Bank proprietary credit trading group he started in 1998. At Saba, Mr. Weinstein leads a team of approximately 45 professionals. In 2021, Risk.net named Saba Hedge Fund of the Year. Previously, Mr. Weinstein worked at Deutsche Bank for eleven years, the last eight years as Managing Director (a title he achieved at age 27). Throughout his career at Deutsche Bank, Mr. Weinstein had dual responsibility for proprietary trading and market making. In 2008, Mr. Weinstein was promoted to Co-Head of Global Credit Trading, overseeing a group of 650 investment professionals. He was also a member of the Global Markets Executive Committee. Mr. Weinstein graduated from the University of Michigan, Ann Arbor, with a BA in Philosophy. He achieved the title of National Master in chess at age 16.

Pierre Weinstein joined Saba at launch in April 2009. Prior to Saba, Mr. Weinstein was a Portfolio Manager at Saba Principal Strategies, the proprietary credit trading group at Deutsche Bank, since January 2005, where he managed the equity derivatives, international convertible bond and SPAC arbitrage strategies. Mr. Weinstein started his investment career at Société Générale in Paris in 1998 as an equity derivatives market maker and had various roles until 2004, including a position as a convertible bond proprietary trader in New York. Mr. Weinstein holds a MS in Engineering from École Centrale Lyon and an MS in Finance from École HEC in Paris.

Paul Kazarian joined Saba in March 2013 and is responsible for Exchange Traded products, including ETF arbitrage and Closed-End Funds. In addition to managing the Closed-End Fund strategy, Mr. Kazarian serves as a portfolio manager for Saba Capital Income and Opportunities Fund (ticker: BRW) and Saba Closed-End Funds ETF (ticker: CEFS). With his experience trading and analyzing closed-end funds, Mr. Kazarian serves as a Trustee for the Fund and the Miller Howard High Dividend Fund. Prior to Saba, Mr. Kazarian was a Director at RBC Capital Markets in the Global Arbitrage and Trading Group from 2007-2013. While there, Mr. Kazarian was responsible for the development and management of the Fixed Income ETF Group and also responsible for overseeing other ETF and index strategies. Prior to RBC, Mr. Kazarian worked as a technology analyst at Merrill Lynch from 2006-2007. Mr. Kazarian holds a BA in Political Science from Bates College.

Xavier Riera joined Saba in September 2012 and is a portfolio manager who focuses on the Capital Structure Arbitrage strategy as well as the Tail Hedge strategy. Prior to Saba, Mr. Riera was a Portfolio Manager at Bluefin Trading (“Bluefin”), where he managed their cross-asset arbitrage strategy. Prior to Bluefin, Mr. Riera was a Portfolio Manager at Kellogg Capital, where he focused on opportunities across the capital structure of North American companies. Prior to this, Mr. Riera was a Vice President at Credit Suisse and a senior analyst on its proprietary capital structure arbitrage trading desk. Mr. Riera started his career on the event driven proprietary trading desk of IXIS Capital Markets in New York. Mr. Riera holds a Masters in Finance from Ecole HEC in Paris.

Vish Shah joined Saba in September 2010 and contributes to the idea generation and trading of the Credit Relative Value, Tail Hedge, Capital Structure Arb and Long/Short Credit strategies. Prior to Saba, Mr. Shah was a Vice President and Research Analyst at the Fortress Investment Group within the Fortress Liquid Markets Fund (“Fortress”). While at Fortress, Mr. Shah was responsible for quantitative research leading to trade idea generation in long/short credit and capital structure arbitrage. He collaborated with macro and distressed funds to systematically trade European and U.S. credit indices and developed a portfolio construction and optimization framework. Prior to joining Fortress, Mr. Shah was an Associate at Saba Principal Strategies, the proprietary credit trading group at Deutsche Bank. In that role, Mr. Shah developed cross-asset relative value trading models. Mr. Shah received an MBA from University of Michigan’s Ross School of Business, an MS in Computer Science from University of Southern California, and B.Engg. in Computer Engineering from Gujarat University, India.

Alexander Brown joined Saba in April 2023. Mr. Brown focuses on distressed credit and special situations at Saba. Prior to Saba, Mr. Brown was the Head of Research and Trading at A6 Capital focused on distressed credit and special situations investments from 2020 through 2023. Mr. Brown previously worked at Libremax Capital, where he was last Head of Corporate Credit, focused on distressed credit, credit vs. equity and special situations. Prior to that, Mr. Brown was an Investment Associate at Credit Suisse from 2014 to 2017, initially on the Distressed Credit and Special Situations Desk, later moving to the Credit Investment Group within Credit Suisse Asset Management. This followed experiences as a Leveraged Finance and Restructuring Investment Banker at Canaccord Genuity and as a Direct Lending Investment Analyst at ICON Capital. Mr. Brown graduated with a B.A. in Economics and a minor in Business Studies from New York University.

Similar Funds Advised by Saba

As previously mentioned, Saba acts as investment adviser for BRW, a registered investment company which has a principal investment strategy that is substantially similar to that which Saba has proposed for the Fund. Please see the following information about BRW:

Name of the Fund	Size of Fund (Net Assets Under Management) as of July 31, 2023	Saba’s Management Fee Rate (1)
Saba Capital Income and Opportunities Fund (“BRW”)	$369,205,063.44	1.05%

Despite substantially similar strategies, the Fund and BRW (following the Adviser Transition, if approved) are not expected to have materially identical returns going forward given that: among other things, the portfolios are currently expected to have differences primarily due to the differences in the inception dates of the strategy for the respective funds; the Fund, unlike BRW, is not presently expected to utilize a leverage facility; and potentially different dividend and cash management considerations.

(1) Saba’s management fee from BRW is a flat rate computed daily and payable monthly, as a percentage of the Fund’s “managed assets” which is defined as: BRW’s average daily gross asset value, minus the sum of the its accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by BRW and the liquidation preference of any outstanding preferred shares).

Principal Executive Offices

The principal executive office of Saba is 405 Lexington Ave, 58th Floor, New York, NY 10174. Upon the consummation of the Adviser Transition, the principal executive office of each of the Fund and Saba will also be 405 Lexington Ave, 58th Floor, New York, NY 10174.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve the New Management Agreement. For purposes of approval of the New Management Agreement, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions will be counted for purposes of determining whether a quorum is present and will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement.

Conflicts of Interests of Our Trustees and Officers in the Adviser Transition

Three members of the Board, Pierre Weinstein, Aditya Bindal and Paul Kazarian, are employed by Saba and have conflicts of interests in connection with the vote on the New Management Agreement. As a result, they were not part of the Special Committee. In addition, they recused themselves from the Board deliberation and subsequent meeting to vote on the selection of Saba as the new investment adviser and the approval of the New Management Agreement.

Karen Caldwell and Ketu Desai were nominated for election by Saba in its proxy contest at the Fund’s 2022 annual meeting, and are Saba-nominated trustees of BRW. They are non-interested persons (as such term is defined in the 1940 Act) of each of BRW, the Fund and Saba. They did not serve on the Special Committee, although, as Non-interested Trustees, they participated in the deliberations and determinations of the Board regarding the engagement of Saba as the new investment manager and approval of the New Management Agreement.

Frederic Gabriel was nominated for election by Saba in its proxy contest at the Fund’s 2021 annual meeting, and Antoly Nakum and Mark Hammit were nominated for election by Saba in its proxy contest at the Fund’s 2022 annual meeting. They are non-interested persons (as such term is defined in the 1940 Act) of each Saba and the Fund. They serve on the Special Committee and participated in the deliberations and determinations of the Board regarding the engagement of Saba as the new investment manager and approval of the New Management Agreement.

Saba-managed funds own, in the aggregate, approximately 30.68% of the outstanding shares of the Fund, a significant portion of which Saba has discretionary voting authority and will vote these shares pursuant to its proxy voting policies. The remainder will be echo voted also pursuant to its proxy voting policies. Please refer to “Security Ownership of Certain Beneficial Owners and Management” above for information on Fund ownership of the members of the Board and of incoming executive officers.

The Special Committee has recommended that the Fund conduct a self-tender offer for a significant number of the Fund’s outstanding shares prior to the effective date of the Adviser Transition (the “Tender Offer”). Saba has informed the Fund that all investment funds it manages are likely to subscribe to such offer. While the investment funds managed by Saba will benefit from the Tender Offer, their right to participate will be the same as every other Shareholder, i.e., in strict proportion to their ownership interest in the Fund. The Fund believes that all Shareholders will benefit from the Tender Offer, and does not believe that the Tender Offer results in a conflict of interest.

THE UNAFFILIATED BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND SABA

PROPOSAL II

TO APPROVE A CHANGE TO MAKE THE FUND’S

INVESTMENT OBJECTIVE NON-FUNDAMENTAL

The current investment objective of the Fund is that it seeks to provide investors with high, current income, with a secondary goal of capital appreciation. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

The Fund is proposing that the Fund’s investment objective be amended to change its investment objective to a non-fundamental policy that may be changed by the Board without Shareholder approval upon 60 days’ prior written notice to Shareholders.

A vote in favor of Proposal 2 constitutes a vote in favor of making the Fund’s investment objective a non-fundamental policy of the Fund. As a non-fundamental policy of the Fund, any future changes to the investment objective may be made by the Board without Shareholder approval upon prior notice to Shareholders. The Fund’s current investment objective is a fundamental policy of the Fund, which means that any changes to the Fund’s current investment objective are subject to Shareholder approval. Changing the Fund’s investment objective to a non-fundamental policy of the Fund would give the Board more flexibility to make appropriate changes to the Fund’s investment objective in a timely manner without having to incur the cost of soliciting and obtaining Shareholder approval. No changes, however, to the Fund’s investment objectives are presently contemplated.

Required Vote

Approval of Proposal 2 requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve this proposal. For purposes of approval, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions will be counted for purposes of determining whether a quorum is present and will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement. Implementation of this Proposal 2 is not contingent upon Shareholder approval of Proposal 1.

THE UNAFFILIATED BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

MAKING THE FUND’S INVESTMENT OBJECTIVE NON-FUNDAMENTAL

PROPOSAL III

TO REMOVE THE FUND’S FUNDAMENTAL POLICY MANDATING THAT at least 65% of its TOTAL assets be invested in at least three countries and in various types of debt instruments

The Fund has adopted the following fundamental policy as part of its principal investment strategy, which can only be changed by approval of a majority of the Fund’s outstanding voting securities:

As a fundamental policy, the Fund will normally invest at least 65% of its total assets in at least three countries (one of which may be the United States) in one or more of the following investments: (i) debt securities that are issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities (“U.S. Government Securities”); (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supra-national organizations, which are chartered to promote economic development and are supported by various governments and governmental entities; (iv) U.S. and foreign corporate debt securities and preferred equity securities, including those debt securities which may have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests; and (v) debt obligations of U.S. or foreign banks, savings and loan associations and bank holding companies.

The Unaffiliated Board unanimously recommends that the Shareholders approve removing the above fundamental policy to increase the Fund’s flexibility and better position the portfolio to potentially have exposure to other types of investments and strategies to achieve the Fund’s investment objective.

In connection with this, upon the Adviser Transition, Saba has proposed that the Fund adopt the following broader principal investment strategy (which would be more aligned with that of BRW):

In pursuit of the Fund’s investment objective (to provide investors with a high level of current income, with a secondary goal of capital appreciation), the Fund will invest globally in debt and equity securities of public and private companies, which includes, among other things, investments in closed-end funds, special purpose acquisition companies, and public and private debt instruments. The Fund also may utilize derivatives, including total return swaps, credit default swaps, options and futures, in seeking to enhance returns and/or to reduce portfolio risk. In addition, on an opportunistic basis, the Fund may also invest up to 15% of its total assets in private funds that focus on debt, equity or other investments consistent with the Fund’s investment objective.

Despite substantially similar strategies, the Fund and BRW (following the Adviser Transition, if approved) are not expected to have materially identical returns going forward given that: among other things, the portfolios are currently expected to have differences primarily due to the differences in the inception dates of the strategy for the respective funds; the Fund, unlike BRW, is not presently expected to utilize a leverage facility; and potentially different dividend and cash management considerations.

Required Vote

Approval of Proposal 3 requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve this proposal. For purposes of approval, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions will be counted for purposes of determining whether a quorum is present and will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement. Implementation of this Proposal 3 is not contingent upon Shareholder approval of Proposal 1.

THE UNAFFILIATED BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

REMOVING THE FUND’S FUNDAMENTAL POLICY MANDATING THAT at least 65% of its TOTAL assets be invested in at least three countries and in various types of debt instruments

OTHER BUSINESS

Other than the proposals set forth in this proxy statement, the Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

The Fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any Shareholder upon request. Requests should be directed to:

Strategic Shareholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

We are required to file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 or by telephone at 1 (954) 527-7500 or on our website at https://www.franklintempleton.com/investments/options/closed-end funds/products/146/SINGLCLASS/templeton-global-income-fund-inc/GIM.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund anticipates that its 2024 Annual Meeting of Shareholders will be held in June 2024, but the exact date, time, and location of such meeting have yet to be determined. A Shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2024 Annual Meeting of Shareholders pursuant to the SEC’s Rule 14a-8 must send such written proposal to the Fund at its business address, and the Fund must receive such written proposal no later than February 2, 2024. Shareholder proposals or director nominations to be presented at the 2024 Annual Meeting of Shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be made in writing and received by the secretary of the Fund not more than 150 days and not less than 120 days in advance of the 2024 Annual Meeting of Shareholders.

If a Shareholder fails to give notice within this timeframe, then the matter shall not be eligible for consideration at the 2024 Annual Meeting of Shareholders. A Shareholder proposal may be presented at the 2024 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law. In addition to the requirements set forth above, a Shareholder must comply with the following:

1.	A Shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund’s Amended and Restated By-Laws; and (iii) have been a Shareholder of record at the time the Shareholder’s notice was received by the Secretary of the Fund.

2.	A notice regarding a nomination for the election of a Trustee to the Board shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Board. In addition, the Shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3.	A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the Shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the Shareholder; (iv) any material interest of the Shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Board.

Submission of a proposal by a Shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the 2024 Annual Meeting of Shareholders.

HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, please contact Broadridge at 1-800-579-1639. If in the future, any Shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 or by telephone at 1 (954) 527-7500.

You are cordially invited to participate in the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid, self-addressed envelope, or to vote by telephone or through the Internet.

By: Order of the Board of Trustees
Garry Khasidy
Chairperson of the Special Committee and Trustee on the Board

September 20, 2023

PRIVACY NOTICE

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 632-2301, obtain a policy over the Internet at https://www.franklintempleton.com/help/privacy-policy.

APPENDIX A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of [ _ ], 2023, between Saba Capital Income & Opportunities Fund II, a Delaware Statutory Trust (the “Fund”), and SABA CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the “Manager”).

WHEREAS, the Fund is a closed-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice and investment management and certain other services, as an independent contractor; and

WHEREAS, the Fund desires to retain the Manager to render advice and services pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish said advice and services.

In consideration of the mutual agreements herein made, the Fund and the Manager understand and agree as follows:

(1)        The Manager agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section (3) of this Agreement, as may be supplemented from time to time, consistent with the provisions of the Declaration of Trust of the Fund and the investment policies adopted by the Fund’s Board of Trustees. In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment and reinvestment of the Fund’s assets and the purchase and sale of its investment securities, and shall take all such steps as may be necessary to implement those determinations. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised, subject to guidelines adopted by the Board of Trustees, provided that, per Section 16 below, the Manager shall vote proxies solicited by an issuer of securities held by the Fund in accordance with the Manager’s proxy voting policies and procedures.

(2)        The Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as “brokers”) for the execution of the Fund’s portfolio transactions consistent with the Fund’s brokerage policies and, when applicable, the negotiation of commissions in connection therewith.

All decisions and placements shall be made in accordance with the following principles:

A.	Purchase and sale orders will usually be placed with brokers able to achieve “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable securities price. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the provision of research (in accordance with Section 2(c) below) and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Manager in determining the overall reasonableness of brokerage commissions.

B.	In selecting brokers for portfolio transactions the Manager shall take into account its past experience as to brokers qualified to achieve “best execution.” including brokers who specialize in any foreign securities held by the Fund.
C.	The Manager is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934 (the “1934 Act”), for the Fund and/or other accounts, if any, for which the Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions in which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund’s brokerage policy; that the research services provide lawful and appropriate assistance to the Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Manager are useful to the Manager in performing its advisory activities under this Agreement. Research services provided by brokers to the Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Manager under this Agreement.

(3)       Expenses:

A.	In consideration for the Management Fee, the Manager will provide the Fund with certain operational and managerial services. The Manager shall be responsible for (i) the compensation of any sub-adviser retained pursuant to Section 5 of this Agreement, and (ii) the compensation of any investment advisory personnel that provide services to the Fund on behalf of the Manager pursuant to this Agreement, along with the allocable portion of the following “overhead expenses” (office space, rent and utilities, furniture and fixtures, computer equipment, stationery, secretarial/managerial services, salaries, entertainment expenses, employee insurance and payroll taxes) attributable to such investment advisory personnel.

B.	Other than the expenses expressly borne by the Manager pursuant to Section 3(a) above, the Fund shall be responsible for all of the expenses of its operations, including, without limitation, the Fund’s investment-related expenses whether relating to investments that are consummated or unconsummated (e.g., brokerage commissions, due diligence costs, expenses relating to short sales, investment banking fees, sourcing or finder’s fees (which may include a base fee component and/or a performance compensation component), borrowing charges on securities sold short, custodial fees and expenses and nominee fees); bank service fees, clearing and settlement charges and interest expense; Management Fees; fees and expenses incidental to the purchase and sale of interests in, and the fees and expenses of, portfolio companies in which the Fund invests; interest payable on debt, if any, to finance the Fund’s investments; expenses relating to software tools, programs or other technology utilized in managing the Fund (including, without limitation, third-party software licensing, implementation, data management and recovery services and custom development costs); exchange listing fees, expenses relating to proxy contests, voting, tender offers and solicitation fees and expenses; trading platform and seat fees; research-related expenses, including, without limitation, news and quotation equipment and services; fees and expenses associated with independent audits; fees for data and software providers; other expenses related to the purchase, sale or transmittal of investments; website creation and maintenance, fees for risk management systems and service providers; legal expenses; other professional fees (including, without limitation, expenses of consultants and experts); transfer agent and custodial fees; the costs of organizing and maintaining any subsidiaries; costs relating to swaps (and similar agreements); tax preparation expenses; accounting expenses; fees and expenses associated with marketing and investor relations efforts including proxy solicitations and shareholder meetings; costs of printing and mailing proxies, reports and/or notices; market data costs; administration expenses (including fees for the provision of middle-office and back-office services); directors’ and officers’ fees); Fund-related insurance expenses (including, without limitation, premium payments for fidelity bonds and Directors’ and Officers’ and Errors and Omissions insurance); compensation and expenses of the independent members of the Board of Trustees of the Fund; organizational and offering-related expenses, including the preparation and filing of related registration statements under the Securities Act of 1933, as amended; filing and registration fees; corporate licensing fees, federal, state and local taxes and other governmental fees and expenses; all regulatory expenses (including, without limitation, fees and expenses incurred in connection with ongoing compliance obligations and the preparation and filing of regulatory filings, including those required under the 1940 Act and applicable federal and state securities laws); litigation-related and indemnification expenses; withholding and transfer fees; trademarks; other expenses related to the purchase, monitoring, sale, allocation, settlement, custody, valuation, appraisal or transmittal of assets; extraordinary expenses, including the costs of any third party pricing or valuation services; all costs and expenses incurred in connection with the engagement of any third party service providers to provide administrative, compliance, accounting, tax or operation services to the Fund (including, but not limited to, their provision of the principal financial officer and chief compliance officer of the Fund); or any other expenses and/or costs approved by the Board of Trustees.

C.	To the extent the Manager incurs or bears any costs or expenses expressly borne by the Fund pursuant to Section 3(b) above, the Fund shall promptly reimburse the Manager for such costs and expenses on no less frequently than a quarterly basis.
D.	Nothing in this Agreement shall obligate the Fund to pay any compensation to the officers of the Fund who are officers, directors, stockholders or employees of the Manager or its affiliates. Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Fund to perform services on behalf of the Fund.

(4)       The Fund agrees to pay to the Manager a monthly fee in dollars, at the annual rate of the Fund’s daily net assets, as listed below, payable promptly following the end of each calendar month (the “Management Fee”):

0.700% up to and including $200 million;

0.635% over $200 million, up to and including $700 million;

0.600% over $700 million, up to and including $1 billion;

0.580% over $1 billion, up to and including $5 billion;

0.560% over $5 billion, up to and including $10 billion;

0.540% over $10 billion, up to and including $15 billion;

0.520% over $15 billion, up to and including $20 billion; and

0.500% in excess of $20 billion.

(5)       To the extent permitted by applicable law, the Manager may, and, subject to Section 3, at its expense, delegate to one or more entities (whether affiliated or unaffiliated) some or all of the services for the Fund for which the Manager is responsible under this Agreement. The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise dictated by Section 3 or is otherwise agreed to by the parties. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have responsibility and liability for all such services provided to the Fund under this Agreement to the extent the Manager would have such responsibility or liability hereunder if such service were provided directly by the Manager and will monitor each delegate in its performance of its duties for the Fund with a view to preventing violations of the federal securities laws.

(6)       In performing the services set forth in this Agreement, the Manager:

A.	shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees, and with the provisions of the Fund’s Registration Statement filed on Form N-2 as supplemented or amended from time to time;

B.	will make available to the Fund, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(7)       This Agreement shall be effective as of the date first written above for a two year period and then may be continued in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund’s Board of Trustees as a whole.

(8)       Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party, provided that termination by the Fund is approved by vote of a majority of the Fund’s Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund.

This Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

(9)       It is understood that the name “Saba Capital Management, L.P.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Saba®” (collectively, the “Saba Marks”) is the valuable property of the Manager and its affiliates, and that the Fund has the right to use such Saba Marks only so long as this Agreement or any subsequent agreement with the Manager in replacement of this Agreement shall continue with respect to such Fund. Upon termination of this Agreement without its replacement by a subsequent agreement, the Fund shall, as soon as is reasonably possible, discontinue all use of the Saba Marks and shall promptly amend its Declaration of Trust to change its name (if such Saba Marks are included therein).

(10)       Limitation of Liability of the Manager; Indemnification.

A.	In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager (and its officers, directors, managers, agents, employees, partners, controlling persons, members, agents and any other person or entity affiliated with the Manager) shall not be subject to liability to the Fund, the members of the Board of Trustees or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services to the Fund and for any losses that may be sustained in the purchase, holding or sale of any security by the Fund (including, but not limited to, from any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Manager of its duties under the Agreement).

B.	No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Manager, from liability in violation of Section 17(i) of the 1940 Act.
C.	Subject to any limitations in this Section 10, the Fund shall indemnify the Manager (and its officers, directors, managers, agents, employees, partners, controlling persons, members, agents and any other person or entity affiliated with the Manager) (collectively, the “Indemnified Parties”) to the fullest extent permitted by law and the Fund’s organizational documents and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Manager’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Section 10 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or by reason of the reckless disregard of the Manager’s duties and obligations under this Agreement.

(11)        It is understood that the services of the Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Manager determines to buy or sell the same security for the Fund that the Manager or one or more of its affiliates has selected for clients of the Manager or its affiliates, the orders for all such securities transactions shall be placed for execution by methods determined by the Manager to be fair and equitable.

(12)       This Agreement shall be governed by the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law principles thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction; provided, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisors Act of 1940, as amended, or any rules, regulations or orders of the SEC thereunder.

(13)       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(14)       Nothing herein shall be construed as constituting the Manager an agent of the Fund.

(15)       Each party acknowledges and agrees that all obligations of the Fund under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Fund under this Agreement with respect to the Fund, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Fund, or the trustees, officers, employees or agents of the Fund. For avoidance of doubt, no person other than the Fund and the Manager shall be entitled to any right or benefit arising under this Agreement and there are no third-party beneficiaries of this Agreement.

(16)       The Manager shall be responsible for voting any proxies solicited by an issuer of securities held by the Fund in the best interest of the Fund and in accordance with the Manager’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Manager’s proxy voting policies and procedures, and any material amendment thereto will be subject to the Board of Trustees’ approval. The Fund has been provided with a copy of the Manager’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Manager regarding proxy voting activities undertaken on behalf of the Fund. In accordance with its provisions of managerial services to the Fund hereunder, the Manager shall be responsible for reporting the Fund’s proxy voting activities, as required, through periodic filings on Form N-PX or any successor form thereto.

(17)       Where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, interpretation or order of the U.S. Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, interpretation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

SABA CAPITAL INCOME & OPPORTUNITIES FUND II

By:
Title:

SABA CAPITAL MANAGEMENT, L.P.

By:
Title:

TEMPLETON GLOBAL INCOME FUND
C/O CAMPAIGN MANAGEMENT
15 WEST 38TH STREET
SUITE 747
NEW YORK, NY 10018

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GIM2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23368-TBD

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

TEMPLETON GLOBAL INCOME FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date